2006 Capital One Southcoast Energy Conference
Director of Investor Relations and Corporate Communications
Maryann T. Seaman
(281) 591-4080 Houston maryann.seaman@fmcti.com
Presenters:
Peter D. Kinnear President and COO
Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.
The Company’s periodic reports filed under the Securities Exchange Act of 1934 include information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.
The Appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in today’s presentation.

• Citrus Extractors
• Freezing Systems
• Food Processing
Systems
• Loaders
• Deicers
• Boarding
Bridges
• RampSnake
• Subsea Trees
• Subsea Controls
• Subsea Production Systems
• Surface Wellheads
• Floating Production
Systems
• Separation Systems
• Fluid Control
• Loading Systems
• Measurement Solutions
FMC Technologies at a Glance
2006 Q3 YTD Revenue: $2.7 Billion
Energy
Systems
77%
Airport
Systems
9%
FoodTech
14%
Revenue from Continuing Operations

0
200
400
600
800
1,000
1,200
1,400
1,600
2001 2002 2003 2004 2005 2006 YTD
`
Subsea Production Systems
30% Compounded Annual Growth
Subsea
45%
All Others
55%
$M
2005 FTI Revenues
Subsea Revenue
Subsea is Our Largest And Fastest Growing Business

2002-Q3 2006 Unit Market Share* Subsea Production Systems Market Leader *Source: Quest Offshore Resources October 2006 Aker Kvaerner 14% Dril Quip 3% Vetco Gray 17% Cameron 26% FTI 40%

Major Subsea Project Opportunities
Greater than $150M Over the Next 15 Months
Operator Project Location
No of
Trees
Estimated
Value
Shell Perdido GoM 25 220
Shell BC-10 Brazil 20 200
Statoil Gjoa Norway 12 250
Chevron Gorgon Australia 12 250
BP Skarv Norway 15 240
Shell Gumusut Malaysia 30 150
ExxonMobil Bosi Nigeria 17 200
Shell Bonga SW Nigeria 28 300
BP Block 31 Angola 36 300
Total Pazflor Angola 46 700
Total Usan Nigeria 40 400
Chevron Jack GoM 24 200
305 3,410 $     Total Major Project Awards

0
50
100
150
200
250
300
350
400
450
500
2004 2005 2006 2007
0
50
100
150
200
250
300
350
2004 2005 2006 2007 - 2008
Global Subsea Tree Installations*
FTI Manufacturing Capacity
FoodTech
Airport
Energy
Systems
Capacity Increases to Meet Tree Demand
$125 - $130 million
Capital Spending Projections for 2006
*Source:  Quest Offshore Resources Inc. Sept. 2006
Units
Units

Growing Energy Systems • Expanding the subsea franchise • Expanding other energy businesses

Subsea Processing Light Well Intervention Expanding the Subsea Franchise Subsea Separation Gas Compression

Light Well Intervention
Increased Oil Recovery
• Low-cost subsea well intervention
• Enhanced reservoir recovery
• 6-year contract with Statoil
538
381
376
168
1210
Subsea Wells >5-yrs Old in ~2012
(Intervention need occurs after ~5 years of  production)

Tordis Subsea Separation Station Potential to recover additional 19 million barrels • First full-scale subsea separation station • Operational Q4 2007 • Contract value for FTI $100 million

Subsea Gas Compression Subsea Compression Station Subsea Compressor System

Surface Wellhead Strategic Acquisition
Thermal Wellhead Product Line for Heavy Oil
• Purchased assets of Galaxy Oilfield Services in Q3 2006
• Supply specialty wellhead equipment for production of oil
sands and heavy oil
– Unique high temperature technology
– Market leader in Canada
– Strong customer relationships
• Synergies with FMC include
– Facilities in Edmonton and Cold Lake, Alberta
– Integration with current FMC Canada business will double Canadian presence
– Replacement of FTI gates valves currently sourced from other suppliers
– International distribution
– World wide sourcing

Surface Systems Strategic Acquisition Specialty Wellhead Products for Oil Sands Production Oil Sands Thermal Wellhead Steam Assisted Gravity Drainage SAG-D Producing Well Steam Injection Well

Well Service Pumps
Expanding the Energy Franchise
• Well service pump product introduction in January 2007 as part of
FMC’s Fluid Control business
• Two pump models under development with maximum ratings of 2700 hp (Quintuplex) and 2400 hp (Triplex)
• Estimating incremental revenue in the range of $20 - $25 M for 2007

Order Inbound and Backlog
Continued Growth on the Strength of Subsea
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2002 2003 2004 2005 2006 YTD
0
300
600
900
1,200
1,500
1,800
2,100
2,400
2002 2003 2004 2005 2006 YTD
Orders Backlog
Energy Systems FoodTech and Airport
$M $M
1,969
2,299
3,058
3,495
899
1,008
1,530
1,886
2,154
2,982

$2.2
$2.7
$2.0
$2.5
$3.1
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
2002 2003 2004 2005 2006 YTD
Strong Financial Results
Energy Systems Driving Growth
1 See Appendix I  for reconciliation of 2004 adjusted segment operating profit (non-GAAP measure) to U.S. GAAP.
0
50
100
150
200
250
300
2002 2003 2004 2005 2006 YTD
Segment Operating Profit
(Adj. Op. Profit)
Airport FoodTech Energy Systems
1
$M
$B
Revenue

$2.00
$1.41
$2.84 - $2.89
$0.81
$3.70 - $3.90
$1.00
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
2002 2003 2004 2005 2006 Est 2007 Est
Strong Financial Results
Upward Trend in Income from Continuing Operations
Adjusted Income from Continuing Operations per Diluted Share
(Adjusted Income)
1 See Appendix II for reconciliation of 2004 and 2005 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
2 Includes $0.05 to $0.07 per diluted share from estimated restructuring charge.
1
(Adjusted Income)
2 1

Strong Cash Flow Has Reduced Net Debt
At January 1, 2001, debt, net of cash is presented on a pro forma basis as defined in the Separation and Distribution
Agreement with FMC Corporation.
$164
$301
$245
$203
$193
$39
$103
$37
$66
$69
1/1/01
(pro-forma)
12/31/01
12/31/02 12/31/03
12/31/04 12/31/05
Synthetic Leases
Debt Net of Cash
$M
9/30/06

Return On Investment
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2002 2003 2004 2005
Return on Investment (ROI) is calculated as income from continuing operations plus after-tax interest expense as a percentage of total average debt and equity.  The calculations of 2004 and 2005 ROI use adjusted income from continuing operations which is a non-GAAP measure.  See Appendices I and III.
FMC Technologies
Oil Service Index Median
S&P 500 Median

In Summary
• Strong and Growing Subsea Franchise
• Expanding the Subsea Franchise
– Light Well Intervention
– Subsea Separation
– Gas Compression
• Growing Other Energy Business
– Well Service Pumps
– Thermal Wellhead for Oil Sands
• Strong Balance Sheet
An Oilfield Services Company with

Appendices

Appendix I
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2004
$     91.6 Net income from continuing operations (GAAP measure)
6.1 Add back: Goodwill impairment
$  124.2
Adjusted segment operating profit - Energy Systems
(non-GAAP measure)
$    97.7 Adjusted income from continuing operations (non GAAP measure)
6.5 Add back: Goodwill impairment
$    117.7 Segment operating profit - Energy Systems (GAAP measure)
FY 2004

Appendix II
Reconciliation of Non-GAAP measures (as required by Regulation G)
$  2.00 Adjusted income from continuing operations per diluted share (non-GAAP measure)
0.36 Plus: Tax expense – American Jobs Creation Act
(0.22) Less: Gain on disposal of investment
$  1.86 Income from continuing operations per diluted share (GAAP measure)
FY 2005 2005
$  1.41 Adjusted income from continuing operations per diluted share (non-GAAP measure)
0.09 Plus: Goodwill impairment
$  1.32 Income from continuing operations per diluted share (GAAP measure)
FY 2004 2004

Appendix III
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
(15.4) Less: Gain on disposal of investment, net of income taxes
$ 131.5 Net income from continuing operations (GAAP measure)
25.5 Plus: Tax expense – American Jobs Creation Act
$ 141.6 Adjusted income from continuing operations (non-GAAP measure)
FY 2005